The Target Portfolio Trust

PGIM Corporate Bond Fund

Supplement dated April 25, 2019 to the Fund's Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information (SAI)

Effective immediately, David Del Vecchio will join Steven A. Kellner, CFA, Edward H. Blaha, CFA, Malcolm Dalrymple, Terence Wheat, CFA and Alyssa Davis as a portfolio manager for the Fund. To reflect these changes, the Summary Prospectus, Prospectus and SAI are revised, as follows:

1.	The table in the section of the Summary Prospectus and Prospectus entitled "Summary - Management of the
Fund" is hereby revised by adding the following information with respect to Mr. Del Vecchio:

	Investment	Subadviser	Portfolio Managers	Title	Service Date
Manager
	PGIM Investments	PGIM Fixed Income	David Del Vecchio	Principal & Portfolio	April 2019
	LLC			Manager
2.	The section of the Prospectus entitled "How the Fund is Managed – Portfolio Managers" is revised by replacing the introduction and adding the following professional biography for Mr. Del Vecchio:

Steven A. Kellner, CFA, Edward H. Blaha, CFA, Malcolm Dalrymple, Terence Wheat, CFA, Alyssa Davis and David Del Vecchio are responsible for the management of the Fund.

David Del Vecchio is a Principal and portfolio manager for PGIM Fixed Income's U. S. Investment Grade Corporate Bond Team. Mr. Del Vecchio's responsibilities include intermediate and short corporate strategies as well as corporate security selection in intermediate and short multi-sector strategies. Prior to his current role, Mr. Del Vecchio was a taxable money markets portfolio manager for the Money Markets Group, responsible for managing proprietary fixed income accounts, as well as the securities lending portfolios. Prior to joining the Money Markets Group in 2000, he was responsible for the lending/repurchase agreements of US government, agency, and STRIP securities in PGIM Fixed Income's Securities Lending Group. Mr. Del Vecchio joined the Firm in 1995. He received a BS in Business Administration with a specialization in Finance from The College of New Jersey, and an MBA in Finance from New York University.

3.Malcolm Dalrymple has announced his intention to retire on or about August 31, 2019. Accordingly, as of that date all information pertaining to Mr. Dalrymple is hereby removed.

4.Edward H. Blaha, CFA has announced his intention to retire on or about December 31, 2019. Accordingly, as of that date all information pertaining to Mr. Blaha is hereby removed.

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